FOR IMMEDIATE RELEASE

Diversified Restaurant Holdings Announces Board of Director Changes
SOUTHFIELD, MI, September 6, 2018 -- Diversified Restaurant Holdings, Inc. (Nasdaq: SAUC) ("DRH" or the "Company"), one of the largest franchisees for Buffalo Wild Wings® ("BWW") with 64 stores across five states, announced that effective August 30, 2018, Gregory J. Stevens has resigned from the Company’s Board of Directors in order to focus his efforts on his other businesses. Concurrently, the Company announced the appointment of Roger Lipton to its Board of Directors, where it is also anticipated that he will replace Mr. Stevens on the Compensation Committee.
“On behalf of the Board of Directors and management team, I would like to express our sincerest gratitude to Greg for his outstanding contributions to DRH since our inception. We wish him all the best in his future endeavors,” commented Michael Ansley, Executive Chairman.
Mr. Ansley added, “Roger is an accomplished investment professional who brings very relevant skills and experience to our Board. His unique perspectives and deep expertise in the restaurant industry will be extremely valuable at a time when DRH is positioning itself for its next stage of growth".
Mr. Lipton is an investment professional with more than four decades of experience specializing in restaurants and retailers. He earned a B.S. in Mechanical Engineering at Rensselaer Polytechnic Institute and an MBA at Harvard. After working as an auditor with PricewaterhouseCoopers for two years he began a career on Wall Street where he focused on the restaurant and franchising industries, from which he then moved on to build and operate a chain of fast casual restaurants in Canada. He subsequently spent 13 years at Ladenburg, Thalmann & Co., Inc. where he managed the Lipton Research Division, specializing in the restaurant industry. While at Ladenburg, he sponsored an annual restaurant conference for investment professionals. He formed his own firm, Lipton Financial Services, Inc. in 1993 to invest in restaurant and retail companies. Mr. Lipton currently serves on the board of Barfly Ventures, operator of the HopCat chain of casual dining restaurants.

About Diversified Restaurant Holdings, Inc.
Diversified Restaurant Holdings, Inc. is one of the largest franchisees for Buffalo Wild Wings with
64 franchised restaurants in key markets in Florida, Illinois, Indiana, Michigan and Missouri. DRH’s strategy is to generate cash, reduce debt and leverage its strong franchise operating capabilities for future growth. The Company routinely posts news and other important information on its website at http://www.diversifiedrestaurantholdings.com.
Safe Harbor Statement
Some of the statements contained in this news release may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These statements reflect the current views of our senior management team with respect to future events, including our financial performance, business and industry in general.  Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate,” and variations of such words and similar statements of a future or forward-looking nature are intended to identify such forward-looking statements. We intend for our forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we set forth this statement in order to comply with such safe harbor provisions.
Forward-looking statements involve known and unknown risks and uncertainties and are not assurances of future performance. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements, including, among others, the risks and uncertainties disclosed in our annual reports on Form 10-K, quarterly reports on Form 10-Q and other filings made with the Securities and Exchange Commission. Any forward-looking statements you read in this news release reflect our views as of the date of this news release with respect to future events and are subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. You should carefully consider all of the factors identified in this news release that could cause actual results to differ.

Investor and Media Contact:
Deborah K. Pawlowski
Kei Advisors LLC
716.843.3908
dpawlowski@keiadvisors.com

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